UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2020

Federal Home Loan Bank of Topeka

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 SW Wanamaker Road, Topeka, Kansas		66606

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		785.233.0507

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 3.03 Material Modification to Rights of Security Holders

On July 23, 2020, the board of directors (board) of the Federal Home Loan Bank of Topeka (FHLBank) changed the established Acquired Member Assets (AMA) Activity-Based Stock Purchase Requirement pursuant to its Capital Plan, effective as of August 5, 2020. Section 7(b) of FHLBank’s Capital Plan establishes the AMA Activity-Based Stock Purchase Requirements and permits the board to establish the specified percentage for AMA Activity-Based Stock Purchase Requirements from time to time. Pursuant to Section 7(b)(2) of the Capital Plan, the board has changed the AMA Activity-Based Stock Purchase Requirement to three percent (3.0%) from the previous requirement of zero percent (0.0%), with a maximum AMA Activity-Based Stock Purchase Requirement of three percent (3.0%) of the Member’s total assets as of December 31 of the preceding year.

In addition, on July 23, 2020, the board of FHLBank changed the established Letter of Credit Activity-Based Stock Purchase Requirement pursuant to its Capital Plan, effective as of January 22, 2021. Section 7(b) of FHLBank’s Capital Plan establishes the Letter of Credit Activity-Based Stock Purchase Requirements and permits the board to establish the specified percentage for Letter of Credit Activity-Based Stock Purchase Requirements from time to time. Pursuant to Section 7(b)(3) of the Capital Plan, the board has changed the Letter of Credit Activity-Based Stock Purchase Requirement to one quarter of one percent (0.25%) from the previous requirement of zero percent (0.0%).

The foregoing changes will only impact member institutions. The change in the Activity-Based Stock Purchase Requirements will not change for former members with outstanding business transactions with FHLBank.

The official notification of the impact of the change to the AMA Activity-Based Stock Purchase Requirement will be sent to members on August 5, 2020. On that same date, a member’s AMA Activity-Based Stock Purchase Requirement will become three percent (3.0%). The official notification of the impact of the change to the Letter of Credit Activity-Based Stock Purchase Requirement will be sent to members on January 22, 2021. On that same date, a member’s Letter of Credit Activity-Based Stock Purchase Requirement will become one quarter of one percent (0.25%).

Item 7.01 Regulation FD Disclosure.

On July 24, 2020, the Federal Home Loan Bank of Topeka (FHLBank) sent a message to its members announcing capital stock changes. A copy of the message is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1 Message to FHLBank members dated July 24, 2020, announcing capital stock changes.

__________________

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated July 24, 2020, announcing capital stock changes.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

July 24, 2020	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: Executive Vice President, Chief Compliance and Ethics Officer and General Counsel